As filed with the Securities and Exchange Commission on November 8, 1996.
                                            1940 Act File No. 811-3934


                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                            --------------------

                                  FORM N-2
                           REGISTRATION STATEMENT
                                   UNDER
                     THE INVESTMENT COMPANY ACT OF 1940

                  BULL & BEAR MUNICIPAL INCOME FUND, INC.
             (Exact Name of Registrant as Specified in Charter)

                             11 Hanover Square
                         New York, New York  10005
                  (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code:  1-212-785-0900

                             Thomas B. Winmill
                         Bull & Bear Advisers, Inc
                             11 Hanover Square
                         New York, New York  10005
                  (Name and Address of Agent for Service)

                                  Copy to:

                              Richard T. Prins
                   Skadden, Arps, Slate, Meagher & Flom
                              919 Third Avenue
                         New York, New York  10022
                               (212) 735-3000


                           CROSS REFERENCE SHEET

                BULL & BEAR U.S. MUNICIPAL INCOME FUND, INC.

                         N-2 Item Number            Prospectus Caption
     Part A

     Item 1         Outside Front Cover                Cover Page
     Item 2         Inside Front and Outside Back
                      Cover Page                       Not Applicable
     Item 3         Fee Table and Synopsis             Expense Table
     Item 4         Financial Highlights               Not Applicable
     Item 5         Plan of Distribution               Not Applicable
     Item 6         Selling Shareholders               Not Applicable
     Item 7         Use of Proceeds                    Not Applicable
     Item 8         General Description of the
                      Registrant                       The Fund's Inves
                                                       tment Program;
                                                       Dividend Reinv
                                                       estment Plan; Repur
                                                       chase of Shares;
                                                       Capital Stock

     Item 9         Management                         The Funds's
                                                       Investment Program;
                                                       The Investment
                                                       Manager; Capital
                                                       Stock; Custodian,
                                                       Transfer Agent and
                                                       Dividend Disbursing
                                                       Agent

     Item 10        Capital Stock, Long-Term Debt,
                      and Other Securities             Dividend
                                                       Reinvestment Plan;
                                                       Dividends,
                                                       Distributions and
                                                       Taxes; Capital Stock

     Item 11        Defaults and Arrears on
                      Senior Securities                Not Applicable

     Item 12        Legal Proceedings                  Not Applicable

     Item 13        Table of Contents of the
                      Statement of Additional
                      Information                      Table of Contents of
                                                       the Statement of
                                                       Additional
                                                       Information

               Location in Statement of Additional Information (Caption)

     Part B

     Item 14        Cover Page                         Outside Front Cover Page
     Item 15        Table of Contents                  Outside Front Cover Page
     Item 16        General Information and History    Not Applicable
     Item 17        Investment Objective and Policies  The Fund's Investment
                                                         Program
     Item 18        Management                         Officers and Directors;
                                                         The Investment Manager
     Item 19        Control Persons and Principal
                     Holder of Securities              Officers and Directors;
                                                         The Investment Manager
     Item 20        Investment Advisory and
                      Other Services                   Officers and Directors;
                                                         The Investment Manager
     Item 21        Brokerage Allocation and
                      Other Practices                  Allocation of Brokerage
     Item 22        Tax Status                         Dividends, Distributions
                                                         and Taxes
     Item 23        Financial Statements               Financial Statements

     Part C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

       The investment objective of Bull & Bear Municipal Income Fund, Inc. (the "Fund"), a diversified closed-end management investment company, is to obtain for its shareholders the highest possible income exempt from Federal income tax that is consistent with the preservation of principal. The Fund invests principally in a diversified portfolio of municipal securities of varying maturities, depending on the Investment Manager's evaluation of current and anticipated market conditions. There is no assurance that the Fund will achieve its objective.

       The Fund commenced operations as a diversified, closed-end management investment company on the date hereof. Prior to the date hereof, the Fund was since 1983 a diversified series of shares issued by Bull & Bear Municipal Securities, Inc., an open-end management investment company.

                   LISTING AND SYMBOL. The Fund's
                   shares are listed on the American
                   Stock Exchange under the symbol
                   "BBM".

       This prospectus contains information you should know about the Fund before you invest. PLEASE KEEP IT FOR FUTURE REFERENCE.
     The Fund's Statement of Additional Information, dated November 8, 1996, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. It is available at no charge by calling toll-free 1-888-847-4200.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             TABLE OF CONTENTS

     Prospectus Summary                 Dividend Reinvestment Plan
     Expense Tables                     Dividends, Distributions & Taxes
     The Fund's Investment Program      Repurchase of Shares
     Investment Manager                 Capital Stock
                                        Custodian, Transfer Agent and Dividend
                                         Disbursing Agent



                               EXPENSE TABLES

       The table below is designed to help you understand the costs and expenses that you will bear directly or indirectly as an investor in the Fund. The amounts are based on estimates. These expenses should not be considered a representation of actual future expenses as such expenses may be greater or less than those shown.

    Shareholder Transaction Expenses
      Sales Load (as a percentage of offering price)   None
    Dividend Reinvestment Plan Fees                    None

    ANNUAL FUND OPERATING EXPENSES
    (as a percentage of net assets
    attributable to common shares)
    Management Fees . .                                0.60%
    Interest payments on Borrowed
    Funds . . . . . . .                                0.03%
    Other Expenses  . .                                0.84%
    Total Fund Operating Expenses                      1.47%

    Example
     You would pay the following
      expenses on a $1,000
      investment,assuming a
      5% annual return                1 year 3 years 5 years  10 years
                                        $15     $46     $80       $176

       The example set forth above assumes a 5% annual rate of return as required by the Securities and Exchange Commission (the "SEC").

       THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. Actual returns and expenses may be greater or less than those shown. "Other Expenses" includes amounts paid to the Fund's custodian and transfer agent and reimbursed to the Investment Manager.

       The percentages given for annual Fund expenses are based on the Fund's operating expenses restated using the current fees that would have been applicable had they been in effect during the fiscal year ended December 31, 1995 and net assets of approximately $12 million as of October 30, 1996. Based on the same restated expenses and average daily net assets of the Fund during its fiscal year ended December 31, 1995, "Other Expenses" and "Total Fund Operating Expenses" would have been 0.64% and 1.24%, respectively. "Other Expenses" includes amounts paid to the Fund's custodian and Transfer Agent and reimbursable to the Investment Manager for certain administrative services. Until November 8, 1996, the Fund was a diversified series of shares issued by Bull & Bear Municipal Securities, Inc., an open-end management investment company organized as a Maryland corporation in 1983.



                             PROSPECTUS SUMMARY

     PURPOSES OF THE FUND. The Fund is for investors seeking the highest possible income exempt from Federal income tax, but who are concerned with preservation of principal. The Fund is not intended for investors who wish to speculate on short term swings in the municipal bond market, or for tax-advantaged retirement plans or tax-exempt entities. The Fund's yield and net asset value will fluctuate with interest rates and the market value of its portfolio securities.

     TAXATION OF DIVIDENDS. Income dividends you receive from the Fund are generally derived from interest on municipal securities, the income from which is exempt from Federal income tax, though possibly an item of tax preference ("ITP") for purposes of the Federal alternative minimum tax ("AMT"). The Fund's income is thus Federally tax-free to you if you are not subject to AMT. The Fund's dividends may be subject to state and local taxes. Dividends paid from taxable investments and capital gain distributions, if any, will be subject to Federal income tax and may also be subject to state and local taxes.

     PORTFOLIO MANAGER. The Fund's Portfolio Manager is Steven A. Landis. Mr. Landis is Senior Vice President and a member of the Investment Policy Committee of Bull & Bear Advisers, Inc. (the "Investment Manager") with overall responsibility for the Bull & Bear fixed income funds. Prior to joining the Investment Manager in 1995, Mr. Landis was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc. and Director, Bond Arbitrage at WG Trading Company. Mr. Landis received his MBA in Finance from Columbia University.


     LISTING AND SYMBOL. The Fund's shares are listed on the American Stock Exchange under the symbol "BBM". REPURCHASE OF SHARES. Although the Fund does not currently intend to repurchase shares, no assurance can be given that the Fund will decide to repurchase shares in the future, or, if undertaken, that such repurchases will reduce any market discount that may develop. While the Fund does not currently intend to repurchase its shares, its officers and directors, and the Investment Manager and its affiliates may do so from time to time. See "Repurchase of Shares."

     ANTI-TAKEOVER PROVISIONS. Certain provisions of the Fund's Amended and Restated Articles of Incorporation (the "Charter") and Amended and Restated By-Laws (the "By-Laws") may be regarded as "anti- takeover" provisions. Pursuant to these provisions, only one of five classes of directors is elected each year, the affirmative vote of the holders of 80% of the outstanding shares of the Fund is necessary to amend the Charter, to authorize the conversion of the Fund from a closed-end to an open-end investment company and to authorize certain business combinations (including any merger, consolidation, or share exchange with any interested shareholder or any affiliate thereof), unless approved by the vote of at least 50% of the Directors, in which case such amendment, conversion or business combination requires the affirmative vote of the holders of at least a majority of the votes entitled to be cast by holders of voting stock. The overall effect of these provisions may be to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their shares at a premium above the prevailing market price. See "Capital Stock - Certain Provisions of the Amended and Restated Articles of Incorporation and Amended and Restated By-Laws of the Fund."

     MARKET PRICE OF SHARES. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end investment company is a risk separate and distinct from the risk that the value of the Fund's portfolio securities and the Fund's Net Asset Value may decrease. The Fund cannot predict whether its shares will trade at, below or above net asset value. See "The Fund's Investment Program - Market Price and Net Asset Value."

     DIVIDEND REINVESTMENT PLAN. Under the Fund's Dividend Reinvestment Plan (the "Plan"), all dividends and capital gain distributions will be automatically reinvested in additional Fund shares instead of being paid in cash, unless at any time prior to the record date for a particular dividend or distribution a shareholder elects otherwise by notifying the Fund in writing. There are no sales or other charges in connection with the reinvestment of dividends or capital gain distributions. Shareholders who intend to hold their Fund shares through a broker or nominee should contact such broker or nominee to confirm that they may participate in the Plan. The Fund has no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gain. See "Dividend Reinvestment Plan" and "Dividends, Distributions and Taxes."

                       THE FUND'S INVESTMENT PROGRAM

          Prior to November 8, 1996 the Fund was a diversified series of shares issued by Bull & Bear Municipal Securities, Inc., an open- end management investment company organized under Maryland law in 1983. On November 8, 1996, upon shareholder approval, the Fund converted from open-end to closed-end status. The Fund seeks to obtain for its shareholders the highest possible income exempt from Federal income tax that is consistent with preservation of principal. The Fund seeks to achieve this objective by investing principally in a diversified portfolio of municipal securities. Municipal securities include obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is generally exempt from Federal income tax, though possibly an ITP for purposes of the AMT. Such securities include municipal bonds, municipal notes and tax-free commercial paper.

          The Fund may invest in municipal bonds rated at the time of purchase within the four highest grades assigned by Fitch Investors Service, L.P. ("Fitch") (AAA, AA, A and BBB), Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, and Baa), or Standard & Poor's Ratings Services ("Standard & Poor's") (AAA, AA, A and BBB), or, if unrated, determined by the Investment Manager to be of comparable quality. Municipal bonds rated Baa or BBB are medium grade securities and Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade municipal securities. The Fund may also invest in municipal notes rated at the time of purchase within the three highest grades assigned by Moody's (MIG1/VMIG1, MIG2/VMIG2, and MIG3/VMIG3), Fitch (F-1+, F-1, and F-2) or Standard & Poor's (SP-1+, SP-1, and SP-2), tax-free commercial paper rated at the time of purchase within the two highest grades assigned by Moody's (P-1 and P-2) or the top three grades assigned by Fitch (F-1+, F-1, and F-2) or Standard & Poor's (A-1+, A-1, and A-2) and unrated municipal notes and tax-free commercial paper determined by the Investment Manager to be of comparable quality. Descriptions of Fitch's, Moody's and Standard & Poor's ratings appear in the Appendix to the Statement of Additional Information. The Fund may not invest more than 20% of its total assets in unrated securities unless such securities are secured by the full faith and credit of the U.S. Government.

          The Fund's portfolio will consist of long, short, and intermediate term municipal securities. The proportion invested in each category varies depending upon the Investment Manager's evaluation of current and anticipated market conditions. The dollar-weighted average maturity of the Fund's portfolio is expected to normally range from five to more than 25 years. As a matter of fundamental investment policy, which may not be changed without shareholder approval, at least 80% of the Fund's income during any fiscal year will be exempt from Federal income tax. Also, as a matter of fundamental policy, the Fund will not purchase any security if, as a result, less than 80% of the Fund's total assets (exclusive of cash) would be invested in securities the income from which is exempt from Federal income tax, except that the Fund may temporarily invest more than 20% of its total assets in taxable obligations during periods of abnormal market conditions. While at least 80% of the income from the Fund's investments will normally be exempt from Federal income tax, such income may nevertheless be an ITP for purposes of the AMT. Because the objective of the Fund is to provide income exempt from Federal income tax, the Fund will invest in taxable obligations only when the Investment Manager believes it would be in the best interest of shareholders.

          Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes that pay interest which is exempt from federal income tax in the opinion of the bond issuer's counsel. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities financed by the bonds to meet its financial obligations and secured by the pledge, if any, of real and personal property so financed.

          Municipal bonds also include industrial development bonds ("IDBs") and private activity bonds ("PABs"). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. PABs generally are such bonds issued after August 15, 1986 if the interest paid thereon is exempt from Federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. The percentage of such bonds in the Fund's portfolio will vary. The Fund will not, however, invest more than 25% of its total assets in municipal securities issued by agencies of the same state or issued to finance a particular project. While the Fund may invest up to 50% of its assets in IDBs, the Fund will not invest more than 25% of its assets in IDBs whose nongovernmental users are in any one industry.

     Municipal Notes and Tax-Free Commercial Paper. Municipal notes and tax-exempt commercial paper include tax anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

     Risk Considerations. The Fund may not be suitable or appropriate for all investors. While the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate risk. There is no assurance that the Fund will achieve its investment objective. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal and fixed income security markets, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation, the credit quality and rating of the issue, and expectations regarding changes in tax rates. Municipal securities with longer maturities tend to produce higher rates of interest paid and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower interest rates. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The Fund's ability to achieve its investment objective depends also on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations to pay interest and principal when due. Municipal securities have also traditionally not been subject to regulation by or registration with the SEC.

          Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. Litigation, if any, or other conditions may also materially affect an issuer's ability to pay when due the principal of and interest on its municipal securities.

     Market Price and Net Asset Value. The Fund was recently converted from a diversified series of shares of an open-end management investment company to a diversified, closed-end management investment company. Shares of closed-end investment companies are bought and sold in the open market and may trade at either a premium to or discount from net asset value, although they frequently trade at a discount. This is a risk separate and distinct from the risk that the value of the Fund's portfolio securities, and as a result its net asset value, will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value. Shareholders will incur brokerage and possibly other transaction costs to buy and sell shares in the open market, provided, however, that the Investment Manager has arranged with its affiliate, Bull & Bear Securities, Inc., that for two years after November 8, 1996, any Fund shares held by the Fund's transfer agent in book entry form may be sold at market value without commission if sold through Bull & Bear Securities, Inc.

          A decline in net asset value could affect the Fund's ability to pay dividends, make capital gain distributions or effect any share repurchases with respect to its common stock if the Fund has outstanding any preferred stock or debt securities, because the Fund would be required by the 1940 Act to have asset coverage immediately after such dividend, distribution or repurchase of two hundred percent for any preferred stock and three hundred percent for any debt securities, in each case after giving effect to such dividend, distribution or repurchase. In addition, if the Fund's current investment income were not sufficient to meet dividend requirements on any outstanding preferred stock, the Fund may be required to sell a portion of its portfolio securities when it might be disadvantageous to do so, which would reduce the net asset value attributable to the Fund's common stock.

     LEVERAGE. The Fund may borrow money from banks (including its custodian bank) and may issue senior securities, including debt and preferred stock, to purchase and carry securities and will pay interest thereon. These practices are referred to as leverage are speculative, and increase both investment opportunity and investment risk. If the investment income on securities purchased with leverage exceeds the interest paid on the leverage, the Fund's income will be correspondingly higher. If the investment income fails to cover the Fund's costs, including interest on leverage, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The 1940 Act requires the Fund to maintain asset coverage of at least 200% for preferred securities, 300% for debt, and 300% (including the amount borrowed) for all such borrowings, and should such asset coverage at any time fall below 300% the Fund will be required to reduce its borrowing within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowing the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Fund would not otherwise incur, and it may therefore have little or no investment income during periods of substantial borrowings.

          Use of leverage by the Fund would increase the Fund's total return to shareholders if the Fund's returns on its investments out of the proceeds of such leverage exceed the cost of such leverage. Although in the past the Fund has not used leverage and there can be no assurance that if employed, it will be successful, the Board of Directors and Investment Manager believe that increased capacity to employ leverage may potentially increase yields and total returns.

          Leverage is a speculative investment technique and, as such, entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common shareholders of changes in net asset value. For example, a fund that uses leverage of one third of its total assets will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that if the cost of leverage exceeds the return on the securities acquired with the proceeds of that leverage, it will diminish rather than enhance the return to common shareholders. These two risks would generally make the Fund's total return to common shareholders more volatile. However, if the Fund is able to provide total returns on its assets exceeding the costs of leverage, the use of leverage would over the longer term enhance the Fund's yields and total returns, although there can be no assurance that this can be achieved.

          The Fund may invest without limit in illiquid securities, including securities with legal or contractual conditions on resale. Investing in such securities entails certain risks. The primary risk is that the Fund may not be able to dispose of a security at the desired price at the time it wishes to make such disposition. In addition, such securities often sell at a discount from liquid and freely tradable securities of the same class or type, although they are also usually purchased at an equivalent discount which enhances yield while the securities are held by the Fund. Such securities may also be more difficult to price accurately although this is less significant in a closed-end fund where shares are not purchased or sold solely on the basis of net asset value.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements on up to 25% of its assets. In a reverse repurchase agreement, the Fund sells a security (known as the "underlying security") to a well-established securities dealer or a bank that is a member of the Federal Reserve System and agrees to repurchase it at an agreed-upon date and price reflecting a market rate of interest. When the Fund enters into a reverse repurchase agreement, its custodian will set aside in a segregated account cash or liquid securities whose value is marked to the market daily value at least equal to the repurchase commitment. Reverse repurchase agreements are considered borrowings. Such borrowing is referred to as leverage, is speculative, and increases both investment opportunity and investment risk. Such agreements are subject to the risk that the value of the security purchased with the proceeds of the sale by the Fund will be less than the Fund's obligation to repurchase the underlying security. The Investment Company Act of 1940 (the "1940 Act") currently permits a mutual fund to borrow from a bank, provided that the fund maintain asset coverage for all borrowings of at least 300%, and should such asset coverage at any time fall below 300%, the fund reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary so such asset coverage be at least 300%. To reduce its borrowings the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense of the Fund which it would not otherwise incur, and it may have little or no investment income during periods when its borrowings are substantial.

     When-Issued Securities. The Fund may purchase securities on a "when-issued" basis. In such transactions the commitment to make delivery or payment is contingent upon the issuance of the purchased securities at a future date. Although the Fund will enter into when-issued transactions with the intention of accepting delivery of and paying for the securities, the Fund may terminate the commitment prior thereto for investment reasons, which may result in a gain or loss. When-issued transactions involve a risk that yields available on the delivery date may be higher than those received on the commitment date. When the Fund agrees to purchase securities on a when-issued basis, its custodian will set aside in a segregated account cash or liquid securities whose value with a market value at least equal to the amount of the commitment. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's commitment. If the issuer fails to deliver the securities, the Fund may incur a loss or miss an opportunity to make an alternative investment.

     Other Information. Although the Fund's policy is to invest for the long term, its portfolio turnover rate will vary from year to year depending on market conditions. For the fiscal years ended December 31, 1995 and December 31, 1994, the Fund's portfolio turnover rate was 172% and 275%, respectively. Higher turnover may result in increased transaction costs and an increase in taxable income from realized gain. When the Investment Manager deems it advisable, the Fund may for temporary defensive or emergency purposes, such as when interest rates are rising sharply, hold cash or invest all or a portion of its assets in taxable money market instruments, including obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit, bankers' acceptances, and other short term debt obligations of U.S. banks with total domestic assets of at least $1 billion; and commercial paper rated F-2 or better by Fitch, P-2 or better by Moody's or A-2 or better by Standard & Poor's.

          The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Investment Manager and its affiliates do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Bull & Bear Group, Inc., the parent of the Investment Manager, and may provide clearing services to Bull & Bear Securities, Inc. (" BBSI").

          The Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund is also subject to fundamental investment policies and investment restrictions, set forth in the Statement of Additional Information, that may not be changed without shareholder approval. These investment restrictions, among other things, permit the Fund in addition to the reverse repurchase agreements described above to issue senior securities to the extent permitted under applicable law. Unless otherwise noted, all other investment policies may be changed by the Board of Directors without shareholder approval.


                             INVESTMENT MANAGER

          Bull & Bear Advisers, Inc. (the "Investment Manager") acts as general manager of the Fund and is responsible for various functions assumed by it including regularly furnishing advice with respect to portfolio transactions. The Investment Manager manages the investment and reinvestment of the assets of the Fund, subject to the control and final direction of the Board of Directors. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the Fund's expenses.

          For its services, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .60% on the first $500 million and .50% over $500 million. From time to time, the Investment Manager may waive all or part of this fee or reimburse the Fund monthly to improve the Fund's yield and total return. The Investment Manager provides certain administrative services at cost to the Fund. During the fiscal year ended December 31, 1995, the management fees paid by the Fund were .43% of average daily net assets.

          The Investment Manager is a wholly-owned subsidiary of Bull & Bear Group, Inc. ("Group"). Group, a publicly-owned company whose securities are listed on Nasdaq and traded in the over-the-counter market, is a New York-based manager of mutual funds and discount brokerage services. Bassett S. Winmill may be deemed a controlling person of Group and, therefore, may be deemed a controlling person of the Investment Manager.

                          DIVIDEND REINVESTMENT PLAN

          Under the Plan, shareholders have the option of reinvesting distributions automatically, unless such shareholders elect to receive cash. Each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in that number of additional shares equal to (a) the amount of such dividend divided by the Fund's net asset value per share if the Market Price is at or above such net asset value per share on the record date for such distribution and (b) the amount of such dividend divided by the Market Price if the Market Price is less than such net asset value per share on the record date for such distribution. Upon a shareholder's request to receive a certificate for shares, a certificate will be issued for such shares in whole share amounts and fractional share amounts will be paid in cash. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gain.

          Investors Fiduciary Trust Company (the "Transfer Agent") maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan, unless otherwise requested by a shareholder.

          In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Transfer Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

          There is no charge to participants for reinvesting dividends or capital gain distributions payable in either stock or cash. The Transfer Agent's fees for handling the reinvestment of such dividends and capital gain distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable in stock or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of dividends or capital gain distributions.

          The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

          Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Transfer Agent on at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Transfer Agent at P.O. Box 419789, Kansas City, MO 64141-6789.

                     DIVIDENDS, DISTRIBUTIONS AND TAXES

          Under the Plan, all dividends and capital gain distributions will be automatically reinvested in additional Fund shares instead of being paid in cash, unless at any time prior to the record date for a particular dividend or distribution a shareholder elects otherwise by notifying the Fund in writing, There are no sales or other charges in connection with the reinvestment of dividends or capital gain distributions. Shareholders who intend to hold their Fund shares through a broker or nominee should contact such broker or nominee to confirm that they may participate in the Plan. The Fund has no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gain. The Fund presently qualifies, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and capital gain to its shareholders.

          The Fund will determine either to distribute or to retain for reinvestment all or part of its net long-term capital gain. If any such gain are retained, the Fund will be subject to a Federal income tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent that the credit exceeds such liability, and (3) will increase its tax basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

          Under the Code, amounts not distributed by a regulated investment company on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to, at the minimum, the sum of (1) 98% of its ordinary income (not taking into account any capital gain or losses) for the calendar year, (2) 98% of its net capital gain for the twelve-month period ending on October 31 of the calendar year (unless an election is made by a fund with a November or December year-end to use the Fund's fiscal year, and (3) all ordinary income and net capital gain for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

          Gains or losses on the sales of securities by the Fund will be long-term capital gain or losses if the securities have been held by the Fund as capital assets for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gain or losses. The foregoing is a general and abbreviated summary of the provisions of the Code applicable to a shareholder's investment in the Fund. Dividends and distributions declared by the Fund may also be subject to state and local taxes. Prior to investing in shares of the Fund, prospective shareholders are urged to consult their tax advisors concerning the Federal, state and local tax consequences of such investment.

                            REPURCHASE OF SHARES

          The Fund is a closed-end, management investment company and as such its shareholders do not have the right to redeem their shares. The Fund may repurchase its shares on a securities exchange, provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares.

          The Fund may also repurchase its shares other than in the open market if certain conditions are met regarding, among other things, distribution of net income for the preceding fiscal year, identity of the seller, price paid, brokerage commissions, prior notice to shareholders of the Fund's intention to effect such a repurchase, and the manner in which such a repurchase is effected so as not to discriminate unfairly against other Fund shareholders. Shares repurchased by the Fund will constitute authorized and unissued shares available for reissuance. No assurances can be given that the Fund's Board of Directors will decide to undertake any repurchases, or if undertaken, that repurchases would have the desired effect on market price.

          If the Fund repurchases its shares at a price representing a discount to net asset value, the net asset value of the remaining outstanding shares will be enhanced but the market price of the remaining outstanding shares will not necessarily be affected. Furthermore, the Fund may incur debt to finance share repurchases, and the interest on such borrowings would increase the Fund's expenses and reduce its net income. See "The Fund's Investment Program."

          The Fund does not currently have an established tender offer program or an established schedule for considering tender offers. No assurance can be given that the Fund's Board of Directors will decide to undertake any tender offers in the future, or if undertaken, that a tender offer would affect the market price of the Fund's shares.

                               CAPITAL STOCK

          On October 23, 1996, shareholders approved the Fund's Amended and Restated Articles of Incorporation changing the status of the Fund to a closed-end fund. The Fund's Amended and Restated Articles of Incorporation were filed on November 8, 1996, the date of the Fund's conversion from a open-end to a closed-end investment company. The Fund's stock is fully paid and non-assessable and is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate, and also by an investor to another investor. In case of dissolution or other liquidation of the Fund, shareholders will be entitled to receive ratably per share the net assets of the Fund. Shareholders vote for Directors with each share entitled to one vote. Each share entitles the holder to one vote for all purposes. Shares have no preemptive or conversion rights. The Fund is authorized to issue up to ten million (10,000,000) shares ($.01 par value).

          The Directors can reclassify unissued shares as preferred stock with such terms andconditions as determined by the Directors.

          Anti-takeover Provisions. The Fund presently has provisions in its Amended and Restated Articles of Incorporation and Amended and Restated By-laws (collectively, the "Governing Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's directors or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Directors are divided into five classes, each having a term of five years (except, to ensure that the term of a class of the Fund's directors expires each year, the first class of the Fund's directors will serve an initial one- year term and five-year terms thereafter, the second class of its directors will serve an initial two-year term and five-year terms thereafter, the third class will serve an initial three-year term and five-year terms thereafter, and the fourth class will serve an initial four-year term and five-year terms thereafter). Each year the term of one class of directors will expire. Accordingly, only those directors in one class may be changed in any one year, and it would require three years to change a majority of the Directors. Such system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of directors. A director of the Fund may be removed only with cause by a vote of eighty percent (80%) of the shares then entitled to be cast for the election of directors. In addition, the affirmative vote of the holders of 80% of the outstanding shares of the Fund is required to authorize its conversion from a closed-end to an open-end investment company, to amend certain provisions of the Charter involving conversion to an open-end fund, or to authorize any business combination (including any merger, consolidation, or share exchange with any interested shareholder or any affiliate thereof), unless approved by the vote of at least 50% of the Directors, in which case the affirmative vote of the holders of at least a majority of the votes entitled to be cast by holders of voting stock is required. Reference is made to the Governing Documents, on file with the SEC, for the full text of these provisions.

          Except as otherwise provided in the Charter and notwithstanding any other provision of the Maryland General Corporation law to the contrary, any action submitted to a vote by stockholders requires the affirmative vote of at least 80% of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Directors, in which case such action requires (A) if applicable, the proportion of votes required by the 1940 Act, or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion. In the absence of action by the Directors to remove the foregoing 80% requirement, such requirement would have the effect of making it very difficult for stockholders to elect Directors or modify the composition of the Board.

          The Fund elects not to be governed by any provision of Section 3-602 of Subtitle 6 of the Maryland General Corporation Law.

          The provisions of the Governing Documents described above could have the effect of depriving owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party, unless approved by the Directors.

          CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

          Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, acts as custodian of the Fund's assets. The custodian also performs certain accounting services for the Fund. The Fund's transfer and dividend disbursing agent is Investors Fiduciary Trust Company, P.O. Box 419789, Kansas City, MO 64141-6789.



      [Left Side of Back Cover Page]  [Right Side of Back Cover Page]

      BULL & BEAR                     BULL & BEAR
      MUNICIPAL                       MUNICIPAL
      INCOME                          INCOME
      FUND, INC.                      FUND, INC.

      11 HANOVER SQUARE
      NEW YORK, NY 10005
      TOLL-FREE 1-888-847-4200

                                      Prospectus
                                      November 8, 1996

                                      BULL & BEAR
                                            PERFORMANCE DRIVEN



    Statement of Additional Information                 November 8, 1996

                  BULL & BEAR MUNICIPAL INCOME FUND, INC.
                             11 Hanover Square
                             New York, NY 10005
                               1-212-363-1100
                               1-888-847-4200

          Bull & Bear Municipal Income Fund, Inc. (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation. Prior to November 8, 1996, the Fund was a diversified series of shares of Bull & Bear Municipal Securities, Inc., an open-end management investment company organized in 1983 as a Maryland corporation. This Statement of Additional Information regarding the Fund is not a prospectus and should be read in conjunction with the Fund's prospectus dated November 8, 1996. The prospectus is available without charge by written request to the Fund at 11 Hanover Square, New York, NY 10005, or by calling toll- free 1-888-847-4200.

                             TABLE OF CONTENTS

        THE FUND'S INVESTMENT PROGRAM  . . . . . . . . . . . . .   2
        INVESTMENT RESTRICTIONS  . . . . . . . . . . . . . . . .   3
        OFFICERS AND DIRECTORS . . . . . . . . . . . . . . . . .   4
        THE INVESTMENT MANAGER . . . . . . . . . . . . . . . . .   7
        INVESTMENT MANAGEMENT AGREEMENT  . . . . . . . . . . . .   8
        DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . .  17
        ALLOCATION OF BROKERAGE  . . . . . . . . . . . . . . . .  18
        DIVIDENDS, DISTRIBUTIONS AND TAXES . . . . . . . . . . .  20
        REPORTS TO SHAREHOLDERS  . . . . . . . . . . . . . . . .  22
        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT  . . .  22
        AUDITORS . . . . . . . . . . . . . . . . . . . . . . . .  22
        FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . .  22
        APPENDIX . . . . . . . . . . . . . . . . . . . . . . . .  23



                       THE FUND'S INVESTMENT PROGRAM

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with U.S. banks or dealers involving securities in which the Fund is authorized to invest. A repurchase agreement is an instrument under which the Fund purchases securities from a bank or dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed upon date and price. The Fund's custodian maintains custody of the underlying securities until their repurchase; thus the obligation of the bank or dealer to pay the repurchase price is, in effect, secured by such securities. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the repurchase date; if the seller defaults, the security constitutes collateral for the seller's obligation to pay. If, however, the seller defaults and the value of the collateral declines, the Fund may incur loss and expenses in selling the collateral. To attempt to limit the risk in engaging in repurchase agreements, the Fund enters into repurchase agreements only with banks and dealers believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Board of Directors. The Fund currently intends to limit repurchase agreements to less than 5% of its total net assets.

     CREDIT RATINGS. Fitch Investors Service, L.P. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") are private services that provide ratings of the credit quality of debt obligations, including issues of municipal securities. A description of ratings assigned to municipal bonds, municipal notes and commercial paper by Fitch, Moody's and S&P is included in the Appendix to this Statement of Additional Information. The Investment Manager may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. Subsequent to its purchase by the Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Manager will consider such an event in determining whether the Fund should continue to hold the obligation.

                          INVESTMENT RESTRICTIONS

          The following restrictions have been adopted by the Fund and may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

     1. Purchase any security if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. For purposes of this limitation and that set forth in (2) below, the Fund will regard the entity which has the ultimate responsibility for the payment of interest and principal as the issuer.

     2. Purchase any security if, as a result, more than 10% of the outstanding securities of any issuer would be held by the Fund, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

     3. Purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or to municipal securities, certificates of deposit, or banker's acceptances.

     4. Purchase any security if, as a result, more than 5% or more of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except obligations issued or guaranteed by the U.S. Government, or its agencies, and municipal securities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer).

     5. Purchase equity securities, or securities convertible into equity securities.

     6. Purchase or sell real estate (although it may purchase municipal and other debt securities secured by real estate or interest therein).

     7. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

     8.   Purchase or sell commodities or commodity contracts.

     9. Purchase participations or other direct interest in oil, gas, or other mineral exploration or development programs.

     10. Make short sales of securities or purchase securities on margin, except for such short term credit as may be necessary for the clearance of purchases of portfolio securities.

     11.  Make loans, although it may purchase issues of debt securities.

     12. Underwrite any issue of securities, except to the extent that the purchase of municipal securities, or other permitted investments, directly from the issuer thereof and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting.

     13. Invest in the securities of any issuer for the purpose of exercising management or control.

     14. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, any of the officers or directors of the Fund, or its Investment Manager, owns beneficially more than 1/2 of 1% of such issuer's securities, together own beneficially more than 5% of such securities.

     15. Invest in puts, calls, straddles, spreads, or any combination thereof.

     16. Issue senior securities (including borrowing money), except to the extent permitted by applicable law.

                           OFFICERS AND DIRECTORS

          The officers and Directors of the Corporation, their respective offices, dates of birth and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.

     BASSETT S. WINMILL* -- Chairman of the Board. He is Chairman of the Board of five other investment companies advised by the Investment Manager and its affiliates (the "Funds Complex") and of the parent of the Investment Manager, Bull & Bear Group, Inc. ("Group"). He was born February 10, 1930. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father of Mark C. Winmill and Thomas B. Winmill.

     ROBERT D. ANDERSON* -- Vice Chairman and Director. He is Vice Chairman and a Director of six other investment companies in the Funds Complex and of the Investment Manager and its affiliates. He was born December 7, 1929. He is a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the NASD.

     BRUCE B. HUBER, CLU, ChFC, MSFS -- Director. 3443 Highway 66, Neptune, NJ 07753. He is Senior Consultant with The Berger Financial Group, LLC specializing in financial, estate and insurance matters. From March 1995 to December 1995, he was President of Huber Hogan Knotts Consulting, Inc. financial consultants and insurance planners. He was born February 7, 1930. From 1988 to 1990, he was Chairman of Bruce Huber Associates. He is also a Director of six other investment companies in the Funds Complex.

     JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Kenny, Kindler, Hunt & Howe, Inc., executive recruiting consultants. He was born December 14, 1930. From 1976 until 1983 he was Vice President of Russell Reynolds Associates, Inc., also executive recruiting consultants. He is also a Director of six other investment companies in the Funds Complex.

     FREDERICK A. PARKER, JR. -- Director. 219 East 69th Street, New York, NY 10021. He is President and Chief Executive Officer of American Pure Water Corporation, a manufacturer of water purifying equipment. He was born November 14, 1926. He is also a Director of six other investment companies in the Funds Complex.

     JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He was Executive Vice President and a Director of Dan River, Inc., a diversified textile company, from 1969 until he retired in 1981. He was born February 9, 1923. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps in the health care industry. He is also a Director of six other investment companies in the Funds Complex.

     MARK C. WINMILL -- Co-President, Co-Chief Executive Officer, and Chief Financial Officer. He is Co-President, Co-Chief Executive Officer, and Chief Financial Officer of the Funds Complex and of Group and three of its affiliates, Chairman of the Investment Manager and Investor Service Center, Inc. (the "Distributor"), and President of Bull & Bear Securities, Inc. ("BBSI"). He was born November 26, 1957. He received his M.B.A. from the Fuqua School of Business at Duke University in 1987. From 1983 to 1985 he was Assistant Vice President and Director of Marketing of E.P. Wilbur & Co., Inc., a real estate development and syndication firm and Vice President of E.P.W. Securities, its broker/dealer subsidiary. He is a son of Bassett S. Winmill and brother of Thomas B. Winmill. He is also a Director of four other investment companies in the Funds Complex.

     THOMAS B. WINMILL -- Co-President, Co-Chief Executive Officer, and General Counsel. He is Co-President, Co-Chief Executive Officer, and General Counsel of the Funds Complex and of Group and certain of its affiliates, President of the Investment Manager and the Distributor, and Chairman of BBSI. He was born June 25, 1959. He was associated with the law firm of Harris, Mericle & Orr from 1984 to 1987. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a son of Bassett S. Winmill and brother of Mark C. Winmill. He is also a Director of certain other investment companies in the Funds Complex.

     STEVEN A. LANDIS -- Senior Vice President. He is Senior Vice President of the Funds Complex, the Investment Manager and certain of its affiliates. He was born March 1, 1955. From 1993 to 1995, he was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc., from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company, and from 1989 to 1992 he was Vice President of Wilkinson Boyd Capital Markets.

     BRETT B. SNEED, CFA -- Senior Vice President. He is Senior Vice President of the Funds Complex, the Investment Manager and certain of its affiliates. He was born June 11, 1941. He is a Chartered Financial Analyst, a member of the Association for Investment Management and Research, and a member of the New York Society of Security Analysts. From 1986 to 1988, he managed private accounts, from 1981 to 1986, he was Vice President of Morgan Stanley Asset Management, Inc. and prior thereto was a portfolio manager and member of the Finance and Investment Committees of American International Group, Inc., an insurance holding company.

     JOSEPH LEUNG, CPA -- Treasurer and Chief Accounting Officer (since
     1995). He is Treasurer and Chief Accounting Officer of the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. From 1991 to 1992, he was the accounting supervisor at Retirement Systems Group, a mutual fund company. From 1987 to 1991, he held various positions with Ernst & Young, a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.

     WILLIAM J. MAYNARD -- Vice President and Secretary. He is Vice President and Secretary of the Funds Complex, the Investment Manager and its affiliates. He was born September 13, 1964. From 1991 to 1994 he was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom. He is a member of the New York State Bar.

     * Bassett S. Winmill and Robert D. Anderson are "interested persons" of the Fund as defined by the 1940 Act, because of their positions with the Investment Manager.

  COMPENSATION TABLE

   NAME OF      AGGREGATE    PENSION OR   ESTIMATED    TOTAL
   PERSON,      COMPENSA-    RETIREMENT   ANNUAL       COMPENSATION
   POSITION     TION FROM    BENEFITS     BENEFITS     FROM
                REGISTRANT   ACCRUED AS   UPON         REGISTRANT
                             PART OF FUND RETIREMENT   AND FUND
                             EXPENSES                  COMPLEX
                                                       PAID TO
                                                       DIRECTORS

   Bassett S.   None         None         None         None
   Winmill
   Chairman

   Robert D.    None         None         None         None
   Anderson
   Vice
   Chairman

   Bruce B.     $500         None         None         $12,500
   Huber                                               from 7
   Director                                            Investment
                                                       Companies

   James E.     $500         None         None         $12,500
   Hunt                                                from 7
   Director                                            Investment
                                                       Companies

   Frederick    $500         None         None         $12,500
   A. Parker                                           from 7
   Director                                            Investment
                                                       Companies

   John B.      $500         None         None         $12,500
   Russell                                             from 7
   Director                                            Investment
                                                       Companies

          Information in the above table is based on fees paid during the year ended December 31, 1995.

          No officer, Director or employee of the Fund's Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of October 30, 1996, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of October 30, 1996, no owner of record owned more than 5% of the outstanding shares of the Fund.

                           THE INVESTMENT MANAGER

          The Fund's Investment Manager is Bull & Bear Advisers, Inc., 11 Hanover Square, New York, NY 10005. The Investment Manager, a registered investment adviser, is a wholly owned subsidiary of Group. The other principal subsidiaries of Group include Investor Service Center, Inc., the Fund's distributor and a registered broker/dealer, Midas Management Corporation and Rockwood Advisers, Inc., registered investment advisers, and Bull & Bear Securities, Inc., a registered broker/dealer providing discount brokerage services.

          Group is a publicly owned company whose securities are listed on Nasdaq and traded in the over-the-counter market. Bassett S. Winmill may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock. The Fund and its investment company affiliates had net assets in excess of $400 million as of October 30, 1996.

                      INVESTMENT MANAGEMENT AGREEMENT

          Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Directors with respect thereto. For the fiscal years ended December 31, 1993, 1994, and 1995 the Fund paid to the Investment Manager aggregate investment management fees of $133,084, $112,479 and $98,069, respectively, of which $1,667, $19,178 and $28,287, respectively, were waived by the Investment Manager pursuant to the investment management fee waiver described below.

          The Investment Manager has agreed in the Investment Management Agreement that it will guarantee that the operating expenses of the Fund (including investment management fees but excluding taxes, interest, brokerage commissions, and certain extraordinary expenses), expressed as a percentage of average daily net assets, will not exceed for each fiscal year the lowest rate prescribed by any state in which shares of the Fund are qualified for sale. Currently such limitation is 2.5% of the first $30 million of the Fund's net assets, 2% of the next $70 million of such assets, and 1.5% of such assets above $100 million. Currently, the Investment Manager has voluntarily agreed to waive its management fee to the extent, if any, that such expenses exceed an annual rate of 1.25% of the average daily net assets of the Fund.

          If requested by the Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof. For such services, the Fund reimbursed the Investment Manager $14,449, $12,187 and $13,322 for the fiscal years ended December 31, 1993, 1994, and 1995, respectively.

          The Investment Management Agreement is not assignable and terminates automatically in the event of its assignment. The Investment Management Agreement may also be terminated without penalty on 60 days' written notice at the option of either party thereto or by a vote of the Fund's shareholders. The Investment Management Agreement provides that the Investment Manager shall not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or retention of any security on the recommendation of the Investment Manager. Nothing contained in the Investment Management Agreement, however, shall be construed to protect the Investment Manager against any liability to the Fund by reason of willful malfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement.

          Group has granted the Fund a non-exclusive license to use the service mark "Bull & Bear" under certain terms and conditions on a royalty free basis. Such license may be withdrawn by Group in the event the investment manager of the Fund shall not be the Investment Manager or another subsidiary of Group. If the license is terminated, the Fund will eliminate all reference to "Bull & Bear" in its corporate name and cease to use any of such service marks or any similar service marks in its business.

                      DETERMINATION OF NET ASSET VALUE

          Net asset value will normally be calculated (a) no less frequently than weekly, (b) on the last business day of each month and
     (c) at any other times determined by the Directors. Net asset value is calculated by dividing the value of the Fund's net assets (the value of its assets less its liabilities) by the total number of shares of its common stock outstanding. Municipal securities with remaining maturities of more than 60 days are valued in accordance with valuations furnished by the pricing service employed by the Fund that are based on a computerized matrix system or appraisals by the pricing service. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretions of discounts. All other assets will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                          ALLOCATION OF BROKERAGE

          The Fund seeks to obtain prompt execution of orders at the most favorable net prices. Fund transactions in municipal and over-the-counter securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Transactions are directed to brokers and dealers qualified to execute orders or provide research, brokerage or other services, and who may sell shares of the Fund or of other affiliated funds. The Investment Manager may also allocate portfolio transactions to other broker/dealers that remit a portion of their commissions as a credit against the custodian's charges. No formula exists and no arrangement is made with or promised to any broker/dealer which commits either a stated volume or percentage of brokerage business based on research, brokerage or other services furnished to the Investment Manager or upon sale of Fund shares. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

          The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services, sales of Fund shares and shares of other affiliated funds, and allocation of commissions to the Fund's custodian. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research services provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or other applicable law are met. Section 28(e) of the 1934 Act was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of
     Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

          Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund, and it may be that other affiliated funds will derive benefit therefrom. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. Those services may include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

          During the fiscal years ended December 31, 1993, 1994, and 1995 the Fund did not pay any brokerage commissions and no transactions were directed to broker/dealers during such periods for selling shares of the Fund or any other affiliated funds.

          Investment decisions for the Fund and for the other Funds managed by the Investment Manager and its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

          The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Funds Complex does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.

          The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

                     DIVIDENDS, DISTRIBUTIONS AND TAXES

          The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for this treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Code ("tax-exempt interest") plus its investment company taxable income (consisting generally of taxable net investment income and net short term capital gain) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities that were held for less than three months ("Short-Short Limitation"); and (3) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable requirements of the Code are satisfied, the Fund will not be liable for Federal income tax on income and capital gain that is distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income will be taxed at corporate rates and all distributions to its shareholders (including the portion thereof attributable to tax-exempt interest) will be fully taxable to them.

          Dividends paid by the Fund will qualify as "exempt-interest" dividends, and thus will be excludable from gross income by its shareholders, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is tax-exempt; the Fund intends to continue to satisfy this requirement. The aggregate amount annually designated by the Fund as exempt-interest dividends may not exceed its tax-exempt interest. The shareholders' treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

          Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. The Fund invests exclusively in debt securities and receives no dividend income; accordingly, no portion of the dividends or other distributions paid by the Fund is eligible for the dividends-received deduction allowed to corporations.

          If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares; and the portion, if any, that is not disallowed will be treated as long term, instead of short term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

          The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the 12 month period ending on October 31 of that year, plus certain other amounts.

          Interest received on certain otherwise tax-exempt securities (so-called "private activity" bonds) issued after August 7, 1986, which are used for purposes other than those generally performed by governmental units, e.g., bonds used for commercial or housing purposes, is a tax preference item for purposes of the Federal alternative minimum tax ("AMT") for both individuals and corporations. The Fund reports to its shareholders after its fiscal year-end the portion, if any, of its dividends paid during the preceding year that is a tax-preference item for these purposes.

          Corporations also may be subject to the AMT based in part on certain differences between taxable income as adjusted for other tax preferences and "adjusted current earnings." Because exempt-interest dividends paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay AMT on those dividends, without regard to whether they are derived to any extent from interest on private activity bonds.

          Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on such bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

          Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

          If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distributions of such gain will be taxable to its shareholders.

          The Fund is required to withhold 31% of all taxable dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all taxable dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

          From time to time, proposals have been introduced before Congress that would restrict or eliminate the Federal income tax exemption for interest on municipal securities, and it can be expected that similar proposals may continue to be introduced. Should such a proposal be enacted, both the availability and value of municipal securities would be affected and the Board of Directors would consider possible changes for shareholder approval in the Fund's investment objective and policies.

          The foregoing discussion of Federal income tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                          REPORTS TO SHAREHOLDERS

          The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on December 31 each year.

             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

          Investors Bank & Trust Company, 89 South Street, Boston, MA 02109, has been retained to act as custodian of the Fund's investments and may appoint one or more subcustodians, provided such subcustodianship is in compliance with the rules and regulations promulgated under the 1940 Act. The custodian also performs accounting services for the Fund. As part of its agreement with the Fund, the custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. Investors Fiduciary Trust Company, P.O. Box 419789, Kansas City, MO 64141-6789, is the Fund's transfer and dividend disbursing agent.

                                  AUDITORS

          Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, PA 19102-1707, are the independent accountants for the Fund. Financial statements of the Fund are audited annually.

                            FINANCIAL STATEMENTS

          The Fund's Financial Statements for the fiscal year ended December 31, 1995, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                                  APPENDIX

     Ratings of Municipal Bonds

     FITCH INVESTORS SERVICE, L.P. 'AAA' rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. 'AA' rated bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. 'A' rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Plus and minus signs are used with a rating symbol to indicate the relative position of an issuer within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

     MOODY'S INVESTORS SERVICE, INC. Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the 'Aaa' securities. Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     STANDARD & POOR'S RATINGS SERVICES. Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Ratings of Municipal Notes

     FITCH INVESTORS SERVICE, L.P. 'F-1+': (Exceptionally strong credit quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. 'F-1': (Very strong credit quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'. 'F-2': (Good credit quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings. 'F-3': (Fair credit quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     MOODY'S INVESTORS SERVICE, INC. 'MIG 1': This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. 'MIG 2': This designation denotes high quality, with margins of protection ample although not so large as in the preceding group. 'MIG 3': This designation denotes favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     STANDARD & POOR'S RATINGS SERVICES. 'SP-1': Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. 'SP-2': Satisfactory capacity to pay principal and interest. 'SP-3': Speculative capacity to pay principal and interest.

     Ratings of Commercial Paper

     FITCH INVESTORS SERVICE, L.P. 'F-1+': (Exceptionally strong credit quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. 'F-1': (Very strong credit quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'. 'F-2': (Good credit quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

     MOODY'S INVESTORS SERVICE, INC. Issuers rated 'Prime-1' (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. 'Prime-1' repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     STANDARD & POOR'S RATINGS GROUP SERVICES. 'A-1': This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. 'A-2':
     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.


                   BULL AND BEAR MUNICIPAL INCOME FUND, INC.

                          Part C.  Other Information

    Item 24.  Financial Statements and Exhibits

    1.  Financial Statements.*

    2.  (a)   Amended and Restated Articles of Incorporation**
        (b)   Amended and Restated By-Laws**
        (c)   Not applicable
        (d)   Specimen stock certificate**
        (e)   Automatic Dividend Reinvestment Plan**
        (f)   Not applicable
        (g)   Investment Management Agreement**
        (h)   Not applicable
        (i)   Not applicable
        (j)   Custodian Agreement***
        (k)   Transfer Agent Agreement***
        (l)   Not applicable
        (m)   Not applicable
        (n)   Not applicable
        (o)   Not applicable
        (p)   Not applicable
        (q)   Not applicable

_________________________________

     * Incorporated by reference from Registrant's Annual Report for the fiscal year ended December 31, 1995, as filed with the Securities and Exchange Commission on April 15, 1996, Accession Number 736952- 96-000003.

     **   Filed herewith.

     *** Incorporated by reference from Registrant's Statement on Form N-1A, File Nos. 2-57953 and 811-2474, as filed with the Securities and Exchange Commission on April 15, 1996, Accession Number 736952-96-000003.


    Item 25. Marketing Arrangements

          None


    Item 26. Other Expenses of Issuance and Distribution

          Not applicable.


     Item 27. Persons Controlled by or under Common Control with Registrant

          Insofar as the following have substantially identical boards of directors or trustees, they may be deemed with the Registrant to be under common control: Bull & Bear Dollar Reserves and Bull & Bear Global Income Fund, each a series of shares issued by Bull & Bear Funds II, Inc.; Bull & Bear U.S. Government Securities Fund, Inc.; Bull & Bear Gold Investors Ltd.; Bull & Bear U.S. and Overseas Fund, a series of Bull & Bear Funds I, Inc.; Bull & Bear Special Equities Fund, Inc.; The Rockwood Growth Fund, Inc.; and Midas Fund, Inc.


     Item 28. Number of Holders of Securities

                                           Number of Record Holders
     Title of Class                        (as of October 31, 1996)

     Shares of Common Stock                           850
     $0.01 par value


     Item 29. Indemnification

          The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

          The Registrant's Amended and Restated Articles of Incorporation (the "Articles"): (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be personally liable to the Registrant or its stockholders; (2) require the Registrant to indemnify and advance expenses as provided in the Amended and Restated By-laws (the "By-laws") to its present and past directors, officers, employees, agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the Articles of Incorporation or By-laws or adoption or modification of any provision of the Articles of Incorporation or By-laws inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification and advance of expenses available to any person covered by the indemnification provisions of the Articles of Incorporation and By-laws.

          Section 1 of Article 11 of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 2 of Article 11 of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

          The Registrant's Investment Management Agreement between the Registrant and Bull & Bear Advisers, Inc. (the "Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or any shareholder of the Registrant for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

          The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described Investment Management Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.


     Item 30. Business and Other Connections of Investment Adviser

          The directors and officers of Bull & Bear Advisers, Inc., the Investment Manager, are also directors and officers of the other Funds managed by the Investment Manager, a wholly-owned subsidiary of Bull & Bear Group, Inc. (the "Bull & Bear Funds"). In addition, such officers are officers and directors of Bull & Bear Group, Inc. and its other subsidiaries: Investor Service Center, Inc., the distributor of the Bull & Bear Funds and a registered broker/dealer; Midas Management Corporation and Rockwood Advisers, Inc., registered investment advisers; and Bull & Bear Securities, Inc., a discount brokerage firm. Bull & Bear Group, Inc.'s predecessor was organized in 1976. In 1978, it acquired control of and subsequently merged with Investors Counsel, Inc., a registered investment adviser organized in 1959. The principal business of both companies since their founding has been to serve as investment manager to registered investment companies. The Investment Manager serves as investment manager of Bull & Bear Dollar Reserves and Bull & Bear Global Income Fund, each a series of shares issued by Bull & Bear Funds II, Inc.; Bull & Bear U.S. Government Securities Fund, Inc.; Bull & Bear Gold Investors Ltd.; Bull & Bear U.S. and Overseas Fund, a series of Bull & Bear Funds I, Inc.; and Bull & Bear Special Equities Fund, Inc.


     Item 31. Location of Accounts and Records

          The minute books of Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of the Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at Investors Bank & Trust Company, 89 South Street, Boston, MA 02111 (the offices of Registrant's custodian) and Investors Fiduciary Trust Company, c/o DST Systems, Inc., 1055 Broadway, Kansas City, MO 64105-1594 (the offices of the Registrant's Transfer and Dividend Disbursing Agent). Copies of certain of the records located at Investors Bank & Trust Company and Investors Fiduciary Trust Company are kept at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and the Investment Manager).


     Item 32. Management Services -- none


     Item 33. Undertakings -- not applicable


                                  SIGNATURES

          Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City, County and State of New York on this 8th day of November, 1996.


           BULL & BEAR MUNICIPAL INCOME FUND, INC.

           By: /s/ Thomas B. Winmill
              ___________________________________
                   Thomas B. Winmill


                        SCHEDULE OF EXHIBITS TO FORM N-2

     Exhibit                                                     Page
     Number              Exhibit                                 Number

     Exhibit A Amended and Restated Articles of Incorporation**. .

     Exhibit B Amended and Restated By-Laws**  . . . . . . . . . .

     Exhibit C Not Applicable  . . . . . . . . . . . . . . . . . .

     Exhibit D Specimen Stock Certificate**  . . . . . . . . . . .

     Exhibit E Automatic Dividend Reinvestment Plan**  . . . . . .

     Exhibit F Not Applicable  . . . . . . . . . . . . . . . . . .

     Exhibit G Investment Management Agreement** . . . . . . . . .

     Exhibit H Not Applicable  . . . . . . . . . . . . . . . . . .

     Exhibit I Not Applicable  . . . . . . . . . . . . . . . . . .

     Exhibit J Custodian Agreement***  . . . . . . . . . . . . . .

     Exhibit K Transfer Agent Agreement*** . . . . . . . . . . . .

     Exhibit L Not Applicable  . . . . . . . . . . . . . . . . . .

     Exhibit M Not Applicable  . . . . . . . . . . . . . . . . . .

     Exhibit N Not Applicable  . . . . . . . . . . . . . . . . . .

     Exhibit O Not Applicable  . . . . . . . . . . . . . . . . . .

     Exhibit P Not Applicable  . . . . . . . . . . . . . . . . . .

     Exhibit Q Not Applicable  . . . . . . . . . . . . . . . . . .

     Exhibit R Not Applicable  . . . . . . . . . . . . . . . . . .

     _______________________________

     * Incorporated by reference from Registrant's Annual Report for the fiscal year ended December 31, 1995, as filed with the Securities and Exchange Commission on April 15, 1996.

     **   Filed herein.

     *** Incorporated by reference from Registrant's Statement on Form N-1A, File Nos. 2-57953 and 811-2474, as filed with the Securities and Exchange Commission on April 15, 1996, Accession Number 736952-96-000003.